UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015 (April 30, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Letter of Credit

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2015, Twinlab Consolidated Holdings, Inc. (the “Company”) and Twinlab Consolidation Corporation (“TCC”), a wholly-owned subsidiary of the Company, entered into an Office Lease Agreement with First Central Tower, Limited Partnership (the “Lease”) on April 7, 2015, which Lease requires a $1 million security deposit, subject to reduction if the Company achieves certain market capitalization metrics at certain dates (the “Security Deposit”).

On April 30, 2015, JL Properties, Inc., an Alaska corporation (“JL”), the Company and TCC entered into a Reimbursement Agreement (the “JL Agreement”). Pursuant to the JL Agreement, JL has agreed to arrange for and provide, on or before May 1, 2015, an unconditional, irrevocable, transferable, and negotiable commercial letter of credit, which letter of credit will automatically renew on an annual basis for a five (5) year term expiring on April 30, 2020 (the “LOC”), to serve as the Security Deposit.

In the event the LOC is drawn upon (each, a “Draw Amount”), the Company and TCC are jointly obligated to reimburse JL, commencing on the sixth (6th) month anniversary of the date that the LOC is drawn upon, in semi-annual installments of fifty percent (50%) of the Draw Amount, plus interest. A final payment of the entire Draw Amount and accrued interest will be due and payable on the first anniversary of the date that the LOC is drawn upon. Interest will be charged at the greater of (i) federal interest rate for mid-term obligations published by the Internal Revenue Service as of the date the LOC is drawn upon or (ii) the federal interest rate that JL is required to pay to the issuer of the LOC in connection with the draw on the LOC. A Draw Amount may be prepaid, in whole or in part, at any time without premium or penalty.

In the event that all or any portion of an installment of a Draw Amount is not paid within fifteen (15) days after notice of such failure from JL (each an, "Unpaid Installment"), JL will have the option to require that the Company issue to JL (i) a warrant, in substantially the form of the First Warrant (as defined below), in the aggregate amount of "XX" shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) exercisable at a purchase price of $0.01 in the aggregate and (ii) a warrant, in substantially the form of the Second Warrant (as defined below), in the aggregate amount of "YY" shares of Common Stock exercisable at a purchase price of $1.00 per share; provided, however, that the Company has no obligation to issue such additional warrants so long as the failure to pay an installment of the Draw Amount arises out of a prohibition to pay, and JL’s preclusion to accept, a payment of the Draw Amount under the terms of any of those certain subordination agreements separately entered into as of April 30, 2015, by and between JL on the one hand, and each of the Company’s lenders, MidCap Funding X Trust (“MidCap”), Penta Mezzanine SBIC Fund I, L.P. (“Penta”), and JL-BBNC Mezz Utah, LLC (“JL Mezz”), on the other hand. For purposes of the warrants to be issued as described above (i) "XX" shall mean the applicable unpaid Draw Amount divided by $1,000,000, multiplied by 465,880 and further multiplied by two and (ii) "YY" shall mean the applicable unpaid Draw Amount divided by $1,000,000, multiplied by 86,962 and further multiplied by two. Warrants issued as described above will be in full satisfaction of the obligation to pay the unpaid Draw Amounts for which such warrants are issued.

JL is an affiliate of (i) JL Mezz, a lender to the Company, and (ii) Utah Lab, LLC, from whom Twinlab Corporation (“Twinlab”), a wholly-owned subsidiary of the Company, leases its Utah manufacturing facility. The relationship between the Company and JL Mezz was previously disclosed in the Company’s Current Reports on Form 8-K, filed with the SEC on January 28, 2015 and February 9, 2015, which Reports are hereby incorporated by reference herein.

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As partial consideration for the entry by JL into the JL Agreement and the provision of the LOC, the Company issued JL two warrants (the “Warrants”) to purchase shares of Common Stock.

The first warrant (the “First Warrant”) is exercisable for an aggregate of 465,880 shares of Common Stock, subject to certain adjustments, at an aggregate purchase price of $0.01, at any time prior to April 30, 2020. In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property, the number of shares of Common Stock issuable pursuant to the First Warrant will be increased in the event the Company’s and its Subsidiaries’ (as defined in the First Warrant) audited Adjusted EBITDA (as defined in the First Warrant) for the fiscal year ending December 31, 2018 does not equal or exceed $19,250,000.

The second warrant (the “Second Warrant”) is exercisable for an aggregate of 86,962 shares of Common Stock, at a per share purchase price of $1.00, at any time prior to April 30, 2020. The number of shares issuable upon exercise of the Second Warrant is subject to adjustment on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property.

The Company has granted JL certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable on exercise of the Warrants.

The foregoing descriptions of the (i) JL Agreement; (ii) First Warrant; and (iii) Second Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Midcap Funding X Trust

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015 and (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, the Company and its direct and indirect wholly owned subsidiaries, TCC, Twinlab Holdings, Inc. (“THI”), Twinlab, ISI Brands Inc. (“ISI Brands”), NutraScience Labs, Inc. (“NutraScience”) and NutraScience Labs IP Corporation (“NutraScience IP” and with the Company, TCC, THI, Twinlab, ISI Brands and NutraScience collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015 (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated February 4, 2015, and that certain Amendment No. 2 to Credit Agreement and Limited Consent, the “Credit Agreement”), with MidCap Financial Trust (“MidCap Trust”). MidCap Trust thereafter assigned all of its rights and interest under the Credit Agreement and related agreements to MidCap, an affiliate of MidCap Trust.

On April 30, 2015, the Twinlab Companies and MidCap entered into an Amendment No. 3 to Credit and Security Agreement and Limited Consent (the “MidCap Amendment”). Pursuant to the MidCap Amendment, (i) MidCap consented to the entry by the Twinlab Companies into the JL Agreement, (ii) MidCap consented to the issuance of the LOC and (iii) the Credit Agreement was amended to include the JL Agreement as Permitted Debt (as defined in the Credit Agreement).

The foregoing description of the MidCap Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

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Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014, (ii) Current Report on Form 8-K filed with the SEC on January 28, 2015 and (iii) Current Report on Form 8-K filed with the SEC on February 9, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by the First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015 and as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015 (as so amended, the “Penta NWPA”), with Penta.

On April 30, 2015, the Twinlab Companies and Penta entered into a Third Amendment to Note and Warrant Purchase Agreement and Consent (the “Third Penta Amendment”). Pursuant to the Third Penta Amendment, (i) Penta consented to the entry by the Twinlab Companies into the JL Agreement, (ii) Penta consented to the issuance of the LOC and (iii) the Penta NWPA was amended to include the JL Agreement as (x) permitted Indebtedness (as defined in the Penta NWPA) and (y) within the coverage of the Penta NWPA’s covenant against amending certain agreements and documents.

The foregoing description of the Third Penta Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

JL-BBNC Mezz Utah, LLC

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2013 and (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement dated January 22, 2015, as amended by the First Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015 (as so amended, the “JL Purchase Agreement”), with JL Mezz.

On April 30, 2015, the Twinlab Companies and JL Mezz entered into a Second Amendment to Note and Warrant Purchase Agreement and Consent (the “Second JL Amendment”). Pursuant to the Second JL Amendment, (i) JL Mezz consented to the entry by the Twinlab Companies into the JL Agreement, (ii) JL Mezz consented to the issuance of the LOC and (iii) the JL Purchase Agreement was amended to include the JL Agreement as (x) permitted Indebtedness (as defined in the JL Purchase Agreement) and (y) within the coverage of the JL Purchase Agreement’s covenant against amending certain agreements and documents.

The foregoing description of the Second JL Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The information set forth in Item 1.01 above is hereby incorporated by reference in answer to Item 2.03(a).

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated by reference in partial answer to Item 3.02.

The Company issued the Warrants in reliance upon the exemption from registration under Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance and sale of the Warrants were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Rule 506 of Regulation D. The Warrants were issued directly by the Company and did not involve a public offering or general solicitation. JL was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that JL, immediately prior to the issuance of the Warrants, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. JL had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the Warrants.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.52	Reimbursement Agreement, dated as of April 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation and JL Properties, Inc.

Exhibit 10.53	Warrant, dated April 30, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL Properties, Inc.

Exhibit 10.54	Warrant, dated April 30, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL Properties, Inc.

Exhibit 10.55	Amendment No. 3 to Credit and Security Agreement and Limited Consent, dated as of April 30, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc. and NutraScience Labs IP Corporation, and MidCap Funding X Trust.

Exhibit 10.56	Third Amendment to Note and Warrant Purchase Agreement and Consent, dated as of April 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.57	Second Amendment to Note and Warrant Purchase Agreement and Consent, dated as of April 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-BBNC Mezz Utah, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.52	Reimbursement Agreement, dated as of April 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation and JL Properties, Inc.

Exhibit 10.53	Warrant, dated April 30, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL Properties, Inc.

Exhibit 10.54	Warrant, dated April 30, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL Properties, Inc.

Exhibit 10.55	Amendment No. 3 to Credit and Security Agreement and Limited Consent, dated as of April 30, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc. and NutraScience Labs IP Corporation, and MidCap Funding X Trust.

Exhibit 10.56	Third Amendment to Note and Warrant Purchase Agreement and Consent, dated as of April 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.57	Second Amendment to Note and Warrant Purchase Agreement and Consent, dated as of April 30, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-BBNC Mezz Utah, LLC.

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